SEVENTH AMENDMENT TO EA SERIES TRUST
ETF DISTRIBUTION AGREEMENT
June 5, 2026
This SEVENTH AMENDMENT (“Amendment”) to the ETF Distribution Agreement dated August 1, 2025 (the “Agreement”), by and between EA Series Trust, a Delaware statutory trust (the “Trust”), and PINE Distributors, LLC, a Delaware limited liability company (the “Distributor”), is entered into as of the date first written above (the “Effective Date”).
WHEREAS, The Trust and the Distributor (collectively the “Parties”) desire to amend Exhibit A of the Agreement to reflect an updated list of funds; and
WHEREAS, Section 8(b) of the Agreement requires that amendments to the Agreement be made in writing and executed by all parties.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Exhibit A of the Agreement is hereby deleted and replaced in its entirety with Exhibit A attached hereto.
IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the Effective Date.

PINE Distributors, LLC                EA Series Trust

By:/s/ Mark Fairbanks                    By: /s/ Michael D. Barolsky
Name: Mark Fairbanks                    Name: Michael D. Barolsky
Title: President                        Title: Secretary & Vice President

ETF DISTRIBUTION AGREEMENT
EXHIBIT A
June 5, 2026

Fund	Ticker	Date Added
Alpha Architect International Quantitative Momentum ETF	IMOM	10/17/2025
Alpha Architect International Quantitative Value ETF	IVAL	10/17/2025
Alpha Architect U.S. Quantitative Momentum ETF	QMOM	10/17/2025
Alpha Architect U.S. Quantitative Value ETF	QVAL	10/17/2025
Alpha Architect Global Factor Equity ETF	AAVM	10/17/2025
Alpha Architect Global Equity ETF	AAGL	10/17/2025
Alpha Architect High Inflation and Deflation ETF	HIDE	10/17/2025
Alpha Architect US Equity ETF	AAUS	10/17/2025
Alpha Architect US Equity 2 ETF	AAEQ	10/17/2025
Alpha Architect US Equity 3 ETF	AAUA	10/17/2025
Alpha Architect US Equity 4 ETF	AAUB	10/17/2025
Alpha Architect US Equity 5 ETF	AAUD	10/17/2025
Alpha Architect US Equity 6 ETF	AAUE	10/17/2025
Alpha Architect US Equity Growth ETF	AAGW	10/17/2025
Alpha Architect 1-3 Month Box ETF	BOXX	10/17/2025
Alpha Architect Tail Risk ETF	CAOS	10/17/2025
Alpha Architect 1-3 Year Box ETF	BOXS	10/17/2025
Alpha Architect Intermediate-Term Treasury Bond ETF	BOXI	10/17/2025
Alpha Architect Long-Term Treasury Bond ETF	BOXL	10/17/2025
Alpha Architect Inflation-Protected Securities ETF	BOXP	10/17/2025
Alpha Architect Real Estate ETF	BOXR	10/17/2025
Alpha Architect Aggregate Bond ETF	BOXA	10/17/2025
Arin Tactical Tail Risk ETF	ATTR	10/3/2025
Alpha Blue Capital US Small-Mid Cap Dynamic ETF	ABCS	10/17/2025
Altrius Global Dividend ETF	DIVD	10/17/2025
Amplius Aggressive Asset Allocation ETF	AAAA	10/17/2025
AOT Growth and Innovation ETF	AOTG	10/17/2025
AOT Software Platform ETF	AOTS	12/17/2025
Argent Large Cap ETF	ABIG	10/17/2025
Argent Focused Small Cap ETF	ALIL	10/17/2025
Argent Mid Cap ETF	AMID	10/17/2025
ARS Focused Opportunities Strategy ETF	AFOS	10/17/2025
ARS Core Equity Portfolio ETF	ACEP	10/17/2025
EA Astoria Dynamic Core US Fixed Income ETF	AGGA	8/1/2025
Astoria US Quality Growth Kings ETF	GQQQ	8/1/2025
Astoria US Equal Weight Quality Kings ETF	ROE	8/1/2025
Astoria International Quality Growth Kings ETF	IROE	10/3/2025
Avory Foundational ETF	AVRY	12/17/2025
Avos Global Equities ETF	AVOS	1/16/2026
Bastion Energy ETF	BESF	10/17/2025
Bridges Capital Tactical ETF	BDGS	10/17/2025
EA Bridgeway Blue Chip ETF	BBLU	10/17/2025
EA Bridgeway Omni Small-Cap Value ETF	BSVO	10/17/2025
EA Bridgeway Aggressive Investors ETF	BAGX	3/6/2026
EA Bridgeway Select Small-Cap Value ETF	BRSV	3/6/2026
Exhibit A-1

EA Bridgeway Ultra-Small Company Market ETF	BUSM	3/6/2026
BWM Quality Growth ETF	BWQG	4/17/2026
Castellan Targeted Equity ETF	CTEF	10/17/2025
Castellan Targeted Income ETF	CTIF	10/17/2025
CG Flagship Equity ETF	CGFS	6/5/2026
City Different Investments Global Equity ETF	CDIG	8/1/2025
City Different Investments SMID Cap Core Equity ETF	CDSM	8/1/2025
Cloverpoint Core Alpha US ETF	CAUS	10/17/2025
Cloverpoint Core Alpha Global ETF	CAGB	10/17/2025
Cloverpoint Core Alpha International ETF	CAIN	10/17/2025
Cloverpoint Core Alpha Power Evolution ETF	CAPF	10/17/2025
Coastal Compass 100 ETF	ROPE	10/17/2025
Concourse Capital Focused Equity ETF	CCFE	10/17/2025
Dakota Active Equity ETF	DAK	10/17/2025
DAC 3D Dividend Growth ETF	DVGR	10/17/2025
Draco Evolution AI ETF	DRAI	10/17/2025
Euclidean Fundamental Value ETF	ECML	10/17/2025
Freedom Day Dividend ETF	MBOX	8/1/2025
Gadsden Dynamic Multi-Asset ETF	GDMA	10/17/2025
Guru Favorite Stocks ETF	GFGF	10/17/2025
Honeytree U.S. Equity ETF	BEEZ	10/17/2025
Humilis US SMID Focused ETF	HISM	4/17/2026
Humilis US Large Cap Fundamental Value ETF	HISV	4/17/2026
Humilis US Focused Opportunities ETF	HIS	4/17/2026
Humilis US Dividend Growth Opportunities ETF	HISD	4/17/2026
Intelligent Alpha Atlas ETF	GPT	10/17/2025
Intelligent Omaha ETF	AIWB	10/17/2025
Intelligent Tech Focus ETF	QQAI	10/17/2025
Intelligent Small Cap Select ETF	AISM	10/17/2025
Intelligent Equal Select ETF	ALPA	10/17/2025
JLens 500 Jewish Advocacy U.S. ETF	TOV	8/1/2025
Keating Active ETF	KEAT	10/17/2025
Freedom 100 Emerging Markets ETF	FRDM	10/17/2025
TBG Dividend Focus ETF	TBG	10/17/2025
Manzil Russell Halal USA Broad Market ETF	MNZL	10/17/2025
MarketDesk Focused U.S. Dividend ETF	FDIV	10/17/2025
MarketDesk Focused U.S. Momentum ETF	FMTM	10/17/2025
Matrix Advisors Value ETF	MAVF	10/17/2025
MC Trio Equity Buffered ETF	TRIO	10/17/2025
Militia Long/Short Equity ETF	ORR	8/1/2025
MKAM ETF	MKAM	8/1/2025
Moonvest ETF	MNVT	3/6/2026
Morgan Dempsey Large Cap Value ETF	MDLV	8/1/2025
MRBL Enhanced Equity ETF	EDGE	10/17/2025
Efficient Market Portfolio Long ETF	EMPL	10/3/2025
Efficient Market Portfolio Plus ETF	EMPB	8/1/2025
BufferLABS US Equity Dynamic Buffer ETF	BFLB	8/1/2025
Optimal Tax Managed Equity ETF	OTAX	4/17/2026
Discipline Fund ETF	DSCF	10/17/2025
Defined Duration 5 ETF	DDV	10/17/2025
Exhibit A-2

Defined Duration 20 ETF	DDXX	10/17/2025
Qualivian Focus Fund ETF	QFF	6/5/2026
Research Affiliates Deletions ETF	NIXT	10/17/2025
RACWI US ETF	RAUS	10/17/2025
Rainwater Equity ETF	RW	8/1/2025
Relative Sentiment Tactical Allocation ETF	MOOD	10/17/2025
Goaltender ETF	GTND	4/17/2026
Sapient Quality Select ETF	SQS	12/17/2025
Sarmaya Thematic ETF	LENS	10/17/2025
Bushido Capital US SMID Cap Equity ETF	RNIN	10/17/2025
Bushido Capital US Equity ETF	SMRI	10/17/2025
Sequoia Global Value ETF	SFGV	8/1/2025
Significance Capital Enhanced Alpha ETF	SGIV	4/17/2026
YOKE Core ETF	YOKE	10/17/2025
Sophus Capital Emerging Market ETF	EMEM	3/6/2026
Sophus Capital Emerging Market Small Cap ETF	EMSC	3/6/2026
Sparkline International Intangible Value ETF	DTAN	10/17/2025
Sparkline US Small Cap Intangible Value ETF	STAN	10/17/2025
Sparkline Emerging Markets Intangible Value ETF	ETAN	10/17/2025
Sparkline Intangible Value ETF	ITAN	10/17/2025
Stance Sustainable Beta ETF	CHGX	10/17/2025
StockSnips AI-Powered Sentiment US All Cap ETF	NEWZ	10/17/2025
Strive Enhanced Income Short Maturity ETF	BUXX	10/17/2025
Strive U.S. Energy ETF	DRLL	10/17/2025
Strive Natural Resources and Security ETF	FTWO	10/17/2025
Strive U.S. Semiconductor ETF	SHOC	10/17/2025
Strive 500 ETF	STRV	10/17/2025
Strive 1000 Dividend Growth ETF	STXD	10/17/2025
Strive Emerging Markets Ex-China ETF	STXE	10/17/2025
Strive 1000 Growth ETF	STXG	10/17/2025
Strive Small-Cap ETF	STXK	10/17/2025
Strive Total Return Bond ETF	STXT	10/17/2025
Strive 1000 Value ETF	STXV	10/17/2025
Suncoast Select Growth ETF	SEMG	10/17/2025
Burney U.S. Factor Rotation ETF	BRNY	10/17/2025
Burney U.S. Equity Select ETF	BRES	10/17/2025
The Investment House ETF	TIH	6/5/2026
RockCreek Global Equality ETF	RCGE	10/17/2025
Towle Value ETF	TCV	10/17/2025
Variant Perception Cycle Aware US Equity ETF	VPX	12/17/2025
Warren Street Global Equity ETF	WSGE	10/3/2025
Warren Street Global Bond ETF	WSGB	10/3/2025
WHITEWOLF Publicly Listed Private Equity ETF	LBO	10/17/2025
WHITEWOLF Commercial Real Estate Finance Income ETF	CREF	10/17/2025

Exhibit A-3